1Q 2013 Investor Presentation June 2013 Exhibit 99.1

Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the
Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.
2.

3.
Argo Group at a Glance
Exchange / Ticker: NASDAQ / “AGII”
Share Price: $40.26
Market Capitalization: $1.1 billion
Annual Dividend / Yield: $0.60 per share / 1.5%
Gross Written Premium: $1.8 billion
Capital: $1.9 billion
Analyst Coverage: Macquarie (Outperform) - Amit Kumar
Raymond James (Outperform) - Greg Peters
William Blair (Outperform) - Adam Klauber
Dowling & Partners (Neutral) - Kyle LaBarre
Compass Point (Neutral) - Ken Billingsley
Atlanta Barcelona Bermuda Boston Brussels Chicago Dallas Denver Dubai Houston London
Los Angeles Malta New York Paris Portland  Richmond Rio de Janeiro
Rockwood San Antonio San Francisco Sao Paulo  Scottsdale Seattle Zurich
Note: Market information as of June 07, 2013 and annual performance figures as of TTM March 31, 2013.

Reinsurance
~10%
Insurance
~90%

Property
~40%
Casualty
~60%

4.
Strong & Focused Specialty Franchise
Global underwriter of specialty P&C insurance
and reinsurance through four segments
Broad footprint strategically located in major
insurance centers
U.S., Bermuda, London and Brazil
Focused on specialty insurance & casualty lines
Leader in U.S. Excess & Surplus Lines
Top quartile Lloyd’s Syndicate by stamp
Deep relationships with retailers, wholesalers
and Lloyd’s brokers
A.M. Best rating of “A” (excellent financial
strength)
Proven track record of active capital
management
1Q 2013 TTM GWP

Maximize shareholder value through growth in book value per share

Strategy Aligned Toward Shareholder Value
Sustain competitive advantage through superior customer
service, product innovation and underwriting knowledge
Opportunistically grow organically and/or through strategic
acquisitions throughout the underwriting cycle
Manage capital and risk appropriately / maintain strong ratings
Proven ability to attract talent
5.

GWP ($ millions)
2,000
1,600
1,200
800
400
Risk Management (sold in 2005)
International Specialty
Syndicate 1200
Commercial Specialty (includes Trident)
Excess & Surplus Lines
$272
$622
$788
$903
$1,056
$1,153
$1,182
$1,605
$1,987
$1,530
$1,544
$1,744
$1,786
16%
30%
24%
30%

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	'13/1Q TTM
BVPS			$24.75	$27.60	$30.45	$35.53	$41.05	$40.16	$47.60	$52.56	$55.55	$55.22	$56.97
Total Capital (Millions)			$567	$717	$860	$992	$1,754	$1,782	$1,996	$1,986	$1,840	$1,915	$1,948

2001
- Acquired Colony and Rockwood
- Founded Trident (Public Entity)

2005
- Sold Risk Management business

2007
- Rebranded Argo Group
- Completed merger into Bermuda
- Formed Argo Re

2008
- Acquired Lloyd's Syndicate 1200

2011
- Established local presence in Europe, Brazil & Dubai (part of Int'l Specialty)

6. Evolution of Growth and Diversification 6. *Excludes GWP recorded in runoff and corporate & other.

30%
30%
24%
16%

30%
17%
22%
7%
6%

~10%
~90%

9%
54%
30%

7.
Argo Group Business Mix ($1.8B in GWP)
7.
GWP by Segment
Excess &
Surplus Lines
Commercial
Specialty
Syndicate
1200
International
Specialty
GWP by Product
GWP by Business Type
Primary
Insurance
Reinsurance
GWP by Geography
United
States
London
Bermuda
*Data is based on TTM as of March 31, 2013. Excludes GWP recorded in runoff and corporate & other.
Excess &
Surplus Lines
Other
Commercial
Specialty
Property
Public Entity
7%
Marine &
Aerospace
Surety 2%
Alteris 5%
Mining 4%
Emerging Mkts 7%
Emerging Markets 7%

Retail Broker / Agent	General Agency	Wholesale Broker	Lloyd's Market	Reinsurance Broker
Commercial Specialty	Rockwood	X				
	Argo Insurance	X				
	Trident	X				
	Surety	X		X		
	Commercial Programs	X				
	Alteris		X			
Excess & Surplus Lines	Contract		X			
	Transportation		X			
	Casualty			X		
	E&O	X		X		
	D&O	X		X		
	Environmental			X		
	Allied Medical	X		X		
	Specialty Property			X		
Syndicate 1200	Liability				X	
	Property				X	
	Aviation				X	
	Marine				X	
International Specialty	Excess Casualty	X		X		
	Professional Liability	X		X		
	Emerging Markets	X		X		
	Reinsurance					X

8. Multi-Channel Distribution Strategy

70.00
60.00
50.00
40.00
30.00
20.00
10.00
-
BVPS*
= Price/Book¹
10.1% CAGR
$21.26
$24.75
$27.60
$30.45
$35.53
$41.05
$40.16
$47.60
$52.56
$50.55
$55.22
$56.97
1.1x
1.1x
1.2x
1.6x
1.7x
1.2x
0.9x
0.8x
0.7x
0.7x
0.6x
0.7x
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
1Q '13

Maximizing Shareholder Value – BVPS Growth
* Book value per common share – outstanding.  Adjusted for June 2013 stock dividend.  Also includes the impact of the Series A Mandatory Convertible Preferred
Stock as if on a converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.
1
Price / book calculated at 52-week high and most recent book value per share. Stock price and book value adjusted for PXRE merger for 2006 and prior years.
Note the book value amounts for 2011 and 2010  reflect the effect of the Company’s adoption of new guidance related to accounting for costs associated with acquiring or renewing insurance contracts.  2009 and prior periods have not been restated.
9.

10.
Substantial Growth and Financial Strength
Scale 2000 2006 TTM 1Q'13 '00-1Q'13 Factor
Gross Written Premiums $186.1 $1,155.6 $1,787.6
9.6x
Net Written Premiums 163.9 847.0 1,282.3
7.8x
Net Earned Premiums 124.6 813.0 1,213.4
9.7x
Financial Strength 2000 2006 TTM 1Q'13 '00-1Q'13 Factor
Total Assets $1,565.8 $3,721.5 $6,602.5
4.2x
Total Investments 1,085.6 2,514.1 4,133.2
3.8x
Shareholder's Equity 501.1 847.7 1,546.6
3.1x
Total Capital 501.1 992.0 1,948.1
3.9x
Debt / Total Capital 0.0% 14.5% 20.6%
A.M. Best Rating A A A

Excess & Surplus Lines
GWP ($M)
$150
$130
$110
$90
$70
$50
18.9%
$107.3
$127.6
2012
2013

Commercial Specialty
GWP ($M)
$110
$108
$106
$104
$102
$100
-1.5%
$107.7
$106.1
2012
2013

International Specialty
GWP ($M)
$90
$80
$70
$60
$50
$40
$30
35.8%
$57.6
$78.2
2012
2013

Syndicate 1200
GWP ($M)
$130
$125
$120
$115
$110
$105
$100
2.4%
$123.1
$126.1
2012
2013

11. Consolidated GWP up 10.6% in 1Q 2013 vs. 1Q 2012 1Q YoY Premium Growth in 3 out of 4 Segments Reflects impact of strategic initiatives taken, rate increases and improved retention 11.

Combined Ratio
PTOI
PTOI* ($ millions)
*Excludes interest expense
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
-
$112.7
$98.3
$64.7
$69.1
$74.4
$83.2
$15.5
89.3%
93.3%
99.6%
97.8%
95.5%
91.9%
95.6%
'07
'08
'09
'10
'11
'12
'13/1Q*

GWP ($ millions)
900.0
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
-
$726.5
$684.3
$642.3
$522.6
$478.9
$513.5
$533.8
'07
'08
'09
'10
'11
'12
'13/1Q*

12.
About Us
• Leader in U.S. Excess & Surplus Lines
• Strong relationships with national,
local and regional wholesale brokers
• Seasoned U/W expertise is a competitive
advantage
• Target all sizes of non-standard (hard-to-place)
risks, with focus on small/medium accounts
• Underwrites on both admitted & non-admitted
basis and across all business enterprises via
two brands:
• Colony Specialty
• Argo Pro
GWP by Business Unit (TTM 3/31/13)
Casualty 32%
Transportation 16%
Environmental 4%
Allied Medical 5%
Management Liability 3%
Property 10%
Contract  23%
Errors & Omissions 7%
Excess & Surplus Lines Segment (30% of TTM GWP)
12.
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
*Data is based on TTM as of March 31, 2013. *Data is based on YTD as of March 31, 2013.

105.0%
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Combined Ratio (%)
New segment management team is formed.
Year of restructure and implementation of new strategy.
Year of execution on the newly restructured platform.
97.8%
92.7%
84.4%
95.7%
98.6%
87.2%
91.9%
103.9%
92.5%
2010
2011
2012
Argo E&S
Peer Average
Top Quartile Peer Average

13.
Outperformed E&S Peers in 2012
Peers include: WR Berkley Specialty Segment, Alterra US Segment, American Safety E&S Segment, Aspen Insurance Segment, Axis Insurance Segment, Endurance
Insurance Segment, HCC US P&C Segment, Markel E&S Segment, Navigators Insurance Segment, RLI P&C Segments, Arch Insurance Segment, United National Insurance
Segment. Top quartile peers include the above mentioned segments from WR Berkley, RLI, and HCC.

PTOI* ($ millions)
*Excludes interest expense
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
-
$(10.0)
$(20.0)
$(30.0)
Combined Ratio
PTOI
$61.3
$43.0
$45.8
$33.1
$1.4
($18.9)
$6.6
88.7%
96.5%
96.5%
99.0%
108.3
115.1%
98.6%
'07
'08
'09
'10
'11
'12
'13/1Q*

GWP ($ millions)
600.0
500.0
400.0
300.0
200.0
100.0
-
$420.7
$510.9
$475.7
$428.1
$428.8
$437.0
$435.4
'07
'08
'09
'10
'11
'12
'13/1Q*

14.
Commercial Specialty (24% of GWP)
About Us
• Business primarily placed through
retail distribution partners
• Argo Insurance – Designs customized
commercial insurance programs for grocers, dry
cleaners, restaurants and other specialty retail
clients
• Trident – 2     largest provider of insurance to
small and midsize U.S. public entities
• Rockwood – 2     largest provider of commercial
insurance to coal mining industry
• Alteris – fee based business where Argo or
others accept the risk
Gross Written Premium
Pre-Tax Operating Income & Combined Ratio
*Data is based on TTM as of March 31, 2013. *Data is based on YTD as of March 31, 2013.
GWP by Business Unit (TTM 3/31/13)
U.S. Retail (Argo Insurance) 21%
Restaurants 5%
Grocery 9%
Dry Cleaners 5%
Other Industries 2%
Public Entity
(Trident) 28%
Surety 9%
Mining
(Rockwood) 18%
Other 3%
Alteris Managed Premium 22%
Other 1%
Transportation 3%
State Workers’ Comp Funds 14%
Self Insured Public Entity 4%
nd
nd

PTOI* ($ millions)
*Excludes interest expense
$40.0
$20.0
-
($20.0)
($40.0)
($60.0)
($80.0)
$30.0
$31.8
$9.1
($5.2)
($28.1)
($63.8)
Combined Ratio
PTOI
112.3%
95.8%
115.3%
131.7%
96.2%
93.3%
'08
'09
'10
'11
'12
'13/1Q*

GWP ($ millions)
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
-
$282.9
$706.0
$389.9
$438.5
$533.4
$536.4
'08
'09
'10
'11
'12
'13/1Q*

15.
General Liability 14%
Prof. Indemnity 13%
Directors & Officers 2%
Int’l Casualty Treaty 2%
Other 2%
Syndicate 1200 (30% of GWP)
About Us
• Well-established multi-class
platform at Lloyd’s of London
• Ranks among the largest
Syndicates at Lloyd’s by Stamp
Capacity
• Lloyd’s market ratings:
• ‘A’ (Excellent) by A.M. Best
• ‘A+’ (Strong) by S&P
GWP by Business Unit (TTM 3/31/13)
Property 46%
Liability 33%
Specialty 16%
Aerospace 5%
Property Fac 18%
N. Am. & Int’l Binders 10%
Personal Accident 10%
Int’l Property Treaty 2%
Other 6%
15.
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
‘12 ‘10 ‘09 ‘08 ‘11 ’13/1Q*
*Data is based on TTM as of March 31, 2013. *Data is based on YTD as of March 31, 2013.
Cargo 2%
Offshore Energy 7%
Onshore Energy 4%
Yachts & Hulls 2%

Combined Ratio
PTOI
PTOI* ($ millions)
*Excludes interest expense
$60.0
$40.0
$20.0
-
($20.0)
($40.0)
($60.0)
($80.0)
$23.6
$50.3
$35.7
($67.7)
$15.7
$5.6
77.9%
52.3%
72.8%
177.5%
97.1%
89.6%
'08
'09
'10
'11
'12
'13/1Q*

GWP ($ millions)
300.0
250.0
200.0
150.0
100.0
50.0
-
$126.4
$162.9
$188.9
$198.2
$260.2
$280.8
'08
'09
'10
'11
'12
'13/1Q*

16.
International Specialty (16% of GWP)
About Us
• Bermuda team underwrites
• Property cat, short tail per risk and
proportional treaty reinsurance worldwide
• Excess casualty and professional liability
for Fortune 1000 accounts
• Building diversity through international
expansion:
• Established primary operations in Brazil
• Established operations in Euro zone
• Established regional office in Dubai
• Distributes through brokers
16.
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
GWP by Business Unit (TTM 3/31/13)
Excess Casualty 20%
Professional Liability 10%
Brazil 20%
Marine Cargo 6%
Property & Engineering 5%
Motor 5%
Financial Lines 4%
*Data is based on TTM as of March 31, 2013. *Data is based on YTD as of March 31, 2013.
Reinsurance 50%
Other Assumed Re 6%
Property Risk XS 3%
Property Pro Rata 6%
Property CAT 35%

17.
1Q Operating Results
17.
1Q 2013 1Q 2012
Gross Written Premiums $438.2 $396.3
Net Written Premiums 279.0 241.2
Earned Premiums 304.2 277.3
Losses and LAE 170.5 165.8
Other Reinsurance-Related Expenses 5.1 6.9
Underwriting, Acquisition and Insurance Expenses 126.7 113.7
Underwriting Income / (Loss) $1.9 ($9.1)
Net Investment Income 27.9 31.4
Fee Income, net 0.0 1.3
Interest Expense 4.9 5.7
Operating Income / (Loss) $24.9 $17.9
Foreign Currency Exchange Gain / (Loss) 3.1 (2.9)
Net Realized Investment Gains  9.5 13.1
Pre-Tax Income / (Loss) $37.5 $28.1
Income Tax Provision 4.8 8.5
Net Income / (Loss) $32.7 $19.6
Operating Income (Loss) per Common Share (Diluted)
1
$0.78 $0.54
Net Income (Loss) per Common Share (Diluted) $1.28 $0.74
Loss Ratio²
57.0% 61.3%
Expense Ratio³
42.4% 42.1%
Combined Ratio 99.4% 103.4%
All data in millions except for per share data and ratio calculations.
(1) At an assumed tax rate of 20%.
(2) Defined as Losses & LAE / (Earned Premiums less Other Reinsurance-Related Expenses).
(3) Defined as Underwriting, Acquisition and Insurance Expenses / (Earned Premiums less Other Reinsurance-Related Expenses).

18.
17%
18.
As of March 31, 2013
• Duration of 3.3 years
• Average rating of ‘AA-’
• Book yield of 3.4%
• Very liquid
• Conservatively managed
Portfolio Characteristics
Equity Investments by Sector
10% Healthcare
Energy 23%
4% Industrials
14% Funds
5% Financials
11% Info Tech
3% Materials
6% Consumer
Discretionary
Consumer Staples
24%
Asset Allocation
8% Other
Fixed 72%
Maturities.
6% Short Term
14% Equities
Fixed Maturities by Type
7% Short Term
Corporate
35%.
19% Gov.
18% Structured
State/Muni
21%.
*$2.97b in fixed maturities, $0.23b in short term
Conservative Investment Strategy

19.
Active Capital Management
Through share repurchases and dividends, we have returned >$250 million of capital and repurchased 22% of shares outstanding from 2009 through Q1 2013
Note: Not adjusted for June 2013 stock dividend
2009 2010 2011 2012 Q1 13 2009-Q1 13
Total Shares O/S 30,982,839 31,206,796 31,285,469 31,384,271 31,463,460
Less: Treasury Shares 145,999 3,363,560 4,971,305 6,459,613 6,785,438
Net Shares 30,836,840 27,843,236 26,314,164 24,924,658 24,678,022
Shares Repurchased 145,999 3,217,561 1,607,745 1,488,308 325,825 6,785,438
As % of Beg. Net Shares 0% 10% 6% 6% 1% 22%
Avg. Repurchase Price/sh $35.23 $33.08 $30.72 $29.92 $37.71
Total Repurchased ($mm) $5.1 $106.4 $49.4 $44.5 $12.3 $217.8
Dividends/sh $0.48 $0.48 $0.48 $0.15
Dividend Payments ($mm) $14.3 $13.1 $12.3 $3.7 $43.4
Repurchases + Dividends ($mm) $5.1 $120.7 $62.5 $56.8 $16.0 $261.1

Argo Group
Peer Group
S&P 500
+56%
+26%
+25%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13

20.
Stock Price Performance – Last 12 Months
Source: Thomson
Peer Group consists of: Allied World, American Financial, AmTrust, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, HCC, Markel, Navigators,
OneBeacon, RLI Corp, Selective Group, Tower Group, W.R. Berkley

21.
Price/Book Jan-00 May-13
Argo 0.70x 0.69x
Peer Avg. 1.17x 1.15x
Difference 0.47x 0.46x
-
0.2x
0.4x
0.6x
0.8x
1.0x
1.2x
1.4x
1.6x
1.8x
2.0x
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13
Argo Peer Group
Compelling Valuation vs. Peer Group
Source: Thomson, SNL, internal analysis.
Note: Price to book is average price/book across all peer companies. Peers include: Allied World , American Financial, AmTrust, Arch, Aspen, AXIS, Endurance, Global
Indemnity, HCC, Markel, Navigators, OneBeacon, RLI, Selective, Tower, W.R. Berkeley.
0.69x
1.15x
0.46x
Difference

22.
Well Positioned for Value Creation in 2013 and Beyond
• Compelling investment case
• Stock trading at a discount to book value and below peers
• Upside potential as past and ongoing efforts continue
We believe that Argo Group has potential to generate substantial value for new and existing investors.
• Significant changes to premium composition completed
• Results of re-underwriting and efficiency efforts are emerging in financials
• Modest pricing increases expected to favorably impact growth and loss ratios
• Continue to employ and attract some of the best talent in the industry
• Brazil has traction and is beginning to scale
• Building more revenue from non-risk bearing MGA strategy
• Incremental yield improvements can have a favorable impact on ROE
• Moderate financial leverage
• Strong balance sheet with adequate reserves and excellent asset quality